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                                                                 EXHIBIT 10.70

                                   AMENDMENT
                        TO SECURITIES PURCHASE AGREEMENT

This AMENDMENT TO SECURITIES PURCHASE AGREEMENT (the "Amendments"), dated as of April 1, 1995, is made by and between Decora, Incorporated, a Delaware corporation (the "Company"), and each of the Noteholders (as defined below) signatory to this document.

                                   BACKGROUND

A. Pursuant to the securities Purchase Agreement dated as of April 15, 1990, between the Company, Utilitech, Incorporated, a California corporation (and including its successor by merger, Decora Industries, Inc., a Delaware corporation, the "Guarantor"), and CIGNA Mezzanine Partners IT, L. P., CIGNA Property and Casualty Insurance Company, and Insurance Company of North America (collectively, the "Purchasers"), as amended (the "Securities Purchase Agreement"), the Company issued and the Purchasers purchased $7,000,000 in aggregate principal amount of the Company's 14% Senior Subordinated Notes due 1998 (the "Notes"), guaranteed by the Guarantor, and Warrants to Purchase 250 Shares of Common Stock of the Company (the "Warrants").

B. The entities listed in Schedule I to this Amendment (the "Noteholders and Warrantholders") hold the Notes and Warrants.

C. The Company has requested that the Noteholders amend certain of the Company's obligations under the Securities Purchase Agreement.

D. The Company and the Noteholders desire to enter into this Amendment to effectuate the above-mentioned amendments.

NOW THEREFORE, in order to induce the Noteholders to grant the amendments specified below, and in consideration of other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the Company and the Noteholders agree as follows:

1.       Definitions.

All capitalized terms used, but not specifically defined, in this Amendment have the respective meanings assigned to them in the Securities Purchase Agreement.

2.       Effective Date.

The provisions of Section 4 shall take effect on the first date on which all of the following conditions precedent have been and remain satisfied:

         a. Consenting Parties - Noteholders holding not less than one hundred percent (100%) in aggregate principal amount of the Notes then outstanding (exclusive of Notes than owned by any one or more of the Company, the Guarantor, any Subsidiaries and any affiliates) and the Company shall have duly authorized, executed and delivered this Amendment.

         b. No Defaults - No Default or Event of Default exists after giving effect to the amendments set forth in Section 4; and


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         c.      Acknowledgment and Consent of Guarantor - The Guarantor shall have duly authorized, executed and delivered the Acknowledgment and Consent attached to this Amendment.

3.       Termination of Amendments.

The amendments set forth in Section 4 shall terminate and shall be null and void and of no force and effect if any written materials furnished in connection with this Amendment shall have been false or misleading in any material respect when made.

4.       Amendments.

The table contained in Section 7.1 of the Securities Purchase Agreement is hereby amended by deleting the existing table and replacing it with the following;

                                                        Principal Amount
                     Prepayment Date                      to be Prepaid
                     ---------------                    ----------------


                     April 15, 1996                     $4,000,000

                     April 15, 1997                     $1,500,000

                     April 15, 1998                     $1,500,000

5.       Effect of Agreement.

Except as expressly provided in this Amendment, the Securities Purchase Agreement and all documents and instruments executed in connection with, or contemplated by, the Securities Purchase Agreement shall remain in full force and effect, without modification or amendment. This Amendment shall be binding upon, and shall inure to the benefit of the successors and assigns of the parties hereto and the holder from time to time of the Notes.

6.       Duplicate Originals; Execution in Counterpart.

Two or more duplicate originals of this Amendment and the attached Acknowledgment and Consent may be signed by the parties, each of which shall be an original, but all of which together, shall constitute one and the same instrument. This Amendment and the attached Acknowledgment and Consent may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party to this Amendment and the attached Acknowledgment and Consent, and each set of counterparts which, collectively, show execution by each such party to this Amendment and the attached Acknowledgment and Consent shall constitute one duplicate original.

7.       Governing Law.

This Amendment shall be governed by, and construed and enforced in accordance with the law of the State of New York.


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IN WITNESS WHEREOF, the undersigned have each caused this Amendment to
Securities Purchase Agreement to be duly executed and delivered by their respective, duly authorized officer as of the date first above written.

                                       COMPANY

                                       DECORA, INCORPORATED

                                       By____________________________________
                                         Name:
                                         Title:

                                       NOTEHOLDERS

                                       CIGNA MEZZANINE PARTNERS II, L.P.
                                       By CIGNA Investments, Inc.

                                       By____________________________________
                                         Name:
                                         Title:

                                       CIGNA PROPERTY AND CASUALTY INSURANCE
                                       COMPANY
                                       By CIGNA Investments, Inc.

                                       By____________________________________
                                         Name:
                                         Title:

                                       INSURANCE COMPANY OF NORTH AMERICA
                                       By CIGNA Investments, Inc.

                                       By____________________________________
                                         Name:
                                         Title:


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                                   Schedule 1

                         NOTEHOLDERS AND WARRANTHOLDERS

CIGNA Mezzanine Partners II, L.P.

CIGNA Property and Casualty Insurance Company

Insurance Company of North America




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                           ACKNOWLEDGMENT AND CONSENT

Reference is hereby made to Sections 13.1 through 13.7 of the Securities Purchase Agreement dated as of April 15, 1990 between Decora, Incorporated, a Delaware corporation, Utilitech Incorporated, a California corporation (and including its successor by merger, Decora Industries, Inc., a Delaware corporation, the "Guarantor"), and CIGNA Mezzanine Partners II, CIGNA Property and Casualty Insurance Company, and Insurance Company of North America (collectively, the "Purchasers") as amended (the "Securities Purchase Agreement"). The Guarantor hereby (a) acknowledges and consents to the execution and delivery of the Amendment to Securities Purchase Agreement (the "Amendment") and (b) declares and confirms that its obligations under the Securities Purchase Agreement, the Notes, and the Warrants to any Noteholder and Warrantholder, regardless of whether the Noteholder and Warrantholder is a signatory to the Amendment, shall not be affected in any way due to the execution and delivery of the Amendment.

Dated as of April 1, 1995.

                                     GUARANTOR
                                     DECORA INDUSTRIES, INC.
                                     By______________________________________
                                       Name:
                                       Title:




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